UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 6, 2006
Capella Education Company
(Exact name of Registrant as specified in its charter)

Minnesota	001-33140	41-1717955

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South 6th Street, 9th Floor Minneapolis, Minnesota	55402

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (888) 227-3552
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     For the information of investors, financial analysts and others, Capella Education Company (“Capella”) has determined to make available (a) its unaudited consolidated balance sheets as of the end of each of the quarterly fiscal periods in the year ended December 31, 2005 and the nine months ended September 30, 2006, its unaudited consolidated statements of income for each of the quarterly fiscal periods in the years ended December 31, 2004 and 2005 and the nine months ended September 30, 2006, and its unaudited consolidated statements of cash flows for each of the quarterly fiscal periods in the year ended December 31, 2005 and the nine months ended September 30, 2006 (furnished as Exhibit 99.1 hereto), and (b) its unaudited consolidated statements of income for each of the quarterly fiscal periods in the nine months ended September 30, 2006 on a GAAP basis and on a non-GAAP basis giving effect to exclusion of stock-based compensation expense, together with a reconciliation of such non-GAAP financial measures to the directly comparable GAAP financial measures, as described below (furnished as Exhibit 99.2 hereto).
     Capella has adopted Statement of Financial Accounting Standards No. 123(R), Share-based Payment (“FAS 123(R)”), requiring the measurement and recognition of stock-based compensation using the modified prospective method, which requires the application of the accounting standard as of January 1, 2006. In accordance with the modified prospective transition method, Capella’s consolidated financial statements for all periods prior to January 1, 2006 have not been restated to reflect, and do not include the impact of FAS 123(R). The attached Exhibit 99.2, in addition to disclosing financial results calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”), includes certain “non-GAAP financial measures” under applicable SEC rules. The amounts shown in the column “Non-GAAP Results” are considered “non-GAAP financial measures” under applicable SEC rules because they exclude the stock-based compensation expense that is included in the directly comparable measures calculated in accordance with GAAP, which are shown in the column entitled “GAAP Results”. These non-GAAP financial measures are for informational purposes only and may be different from non-GAAP financial measures used by other companies. They are not intended as a substitute for Capella’s reported GAAP financial measures.
Item 9.01. Financial Statements and Exhibits.
     The following Exhibits are being furnished herewith:
99.1	Unaudited consolidated balance sheets as of the end of each of the quarterly fiscal periods in the year ended December 31, 2005 and the nine months ended September 30, 2006, unaudited consolidated statements of income for each of the quarterly fiscal periods in the years ended December 31, 2004 and 2005 and the nine months ended September 30, 2006, and unaudited consolidated statements of cash flows for each of the quarterly fiscal periods in the year ended December 31, 2005 and the nine months ended September 30, 2006.

99.2	Unaudited consolidated statements of income for each of the quarterly fiscal periods in the nine months ended September 30, 2006 on a GAAP basis and on a non-GAAP basis giving effect to exclusion of stock-based compensation expense.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPELLA EDUCATION COMPANY

Date: December 6, 2006	By	/s/ Gregory W. Thom

Gregory W. Thom
Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Exhibit	Manner of Filing

99.1	Unaudited consolidated balance sheets as of the end of each of the quarterly fiscal periods in the year ended December 31, 2005 and the nine months ended September 30, 2006, unaudited consolidated statements of income for each of the quarterly fiscal periods in the years ended December 31, 2004 and 2005 and the nine months ended September 30, 2006, and unaudited consolidated statements of cash flows for each of the quarterly fiscal periods in the year ended December 31, 2005 and the nine months ended September 30, 2006.	Filed Electronically

99.2	Unaudited consolidated statements of income for each of the quarterly fiscal periods in the nine months ended September 30, 2006 on a GAAP basis and on a non-GAAP basis giving effect to exclusion of stock-based compensation expense.	Filed Electronically